Exhibit 10.5

IMAGE ENTERTAINMENT, INC.
2010 EQUITY INCENTIVE AWARD PLAN

STOCK OPTION GRANT NOTICE AND
STOCK OPTION AGREEMENT

Image Entertainment, Inc., a Delaware corporation (the “Company”), pursuant to its 2010 Equity Incentive Award Plan (the “Plan”), hereby grants to the holder listed below (“Participant”), an option to purchase the number of shares of the Company’s common stock (“Stock”), set forth below (the “Option”).  This Option is subject to all of the terms and conditions set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”) and the Plan, which are incorporated herein by reference.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option and the Stock Option Agreement.

Participant:

Grant Date:

Exercise Price per Share of Stock:	$1

Total Exercise Price:	$

Total Number of Shares of Stock Subject to the Option:
________________________________________shares [which represents ______ minus the number of shares of Class C Restricted Stock granted to such Participant].  The number of shares of Stock shall be subject to adjustment for stock splits, stock dividends and other events or transactions described in Section 11.1(a) of the Plan.

Expiration Date:

Type of Option:	☐ Incentive Stock Option ☐ Non-Qualified Stock Option

Vesting Schedule:	The Option shall vest pursuant to the provisions of Exhibit C attached hereto.

By his or her signature, the Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice.  The Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or relating to the Option.

IMAGE ENTERTAINMENT, INC.		PARTICIPANT

By:		By:
Print Name:		Name:
Title:		Title:

Address:	20525 Nordhoff Street, Ste 200	Address:
Chatsworth, CA 91311
_________________________

1 Not to be less than $0.20 per share.

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

Pursuant to the Stock Option Grant Notice (the “Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, Image Entertainment, Inc., a Delaware corporation (the “Company”), has granted to the Participant an Option under the Company’s 2010 Equity Incentive Award Plan (the “Plan”) to purchase the number of shares of Stock indicated in the Grant Notice.

ARTICLE I
GENERAL

1.1            Defined Terms.  Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

1.2            Incorporation of Terms of Plan.  The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference.  In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.  Notwithstanding anything to the contrary contained in the Plan, the Grant Notice or this Agreement, (a) Sections 5.3, 10.6, 11.2 and 11.3 of the Plan shall not apply at any time to the Shares and (b) the Administrator shall exercise its discretion only reasonably in good faith.

ARTICLE II
GRANT OF OPTION

2.1            Grant of Option.  In consideration of the Participant’s past and/or continued employment with or service to the Company or a Parent or Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to the Participant the Option to purchase any part or all of an aggregate of the number of shares of Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan, the Grant Notice and this Agreement.  Unless designated as a Non-Qualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.

2.2            Exercise Price.  The exercise price of the shares of Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that the price per share of the shares of Stock subject to the Option shall not be less than 100% of the Fair Market Value of a share of Stock on the Grant Date.  Notwithstanding the foregoing, if this Option is designated as an Incentive Stock Option and the Participant owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the price per share of the shares of Stock subject to the Option shall not be less than 110% of the Fair Market Value of a share of Stock on the Grant Date.

2.3            No Right to Continued Employment.  Nothing in the Plan, the Grant Notice, or this Agreement shall confer upon the Participant any right to continue in the employ or service of the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Parent or Subsidiary, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, except to the extent expressly provided otherwise in a written agreement between the Company or a Parent or Subsidiary and the Participant.

ARTICLE III
PERIOD OF EXERCISABILITY

3.1            Commencement of Exercisability.

(a)            Subject to Sections 3.2, 3.3 and 5.6, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

(b)            No portion of the Option which has not become vested and exercisable at the date of the Participant’s Termination of Service shall thereafter become vested and exercisable, except as may be otherwise provided in the Grant Notice or provided by the Administrator or as set forth in a written agreement between the Company and the Participant.

3.2            Duration of Exercisability.  The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative.  Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

3.3            Expiration of Option.  Subject to the provisions of Exhibit C to the Grant Notice, the Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a)            The expiration of ten years from the Grant Date;

(b)            If this Option is designated as an Incentive Stock Option and the Participant owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the expiration of five years from the Grant Date;

(c)            The expiration of three months from the date of the Participant’s Termination of Service, unless such termination occurs by reason of the Participant’s death, Disability or for Cause (as defined in Exhibit C to the Grant Notice); provided, however, that if, during any part of such three month period, Participant’s Option is not exercisable solely because of the condition set forth in Section 4.5(b), Participant’s Option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of thirty days after Participant’s Termination of Service;

(d)            The expiration of one year from the date of the Participant’s death if Participant dies prior to his or her Termination of Service or within three months after his or her Termination of Service;

(e)            The expiration of one year from the date of the Participant’s Termination of Service by reason of the Participant’s Disability; or

(f)            The date of Participant’s Termination of Service by the Company for Cause.

If the Participant’s option is an Incentive Stock Option, note that, to obtain the federal income tax advantages associated with an “incentive stock option,” the Code requires that at all times beginning on the date of grant of the Participant’s Option and ending on the day three months before the date of Participant’s Option’s exercise, Participant must be an Employee of the Company or an affiliate, except in the event of Participant’s death or Disability.  The Company has provided for extended exercisability of Participant’s Option under certain circumstances for Participant’s benefit but cannot guarantee that Participant’s Option will necessarily be treated as an “incentive stock option” if Participant continues to be employed by or provide services to the Company or an affiliate as a Consultant or Director after Participant’s employment terminates or if Participant otherwise exercises its options more than three months after the date Participant’s employment terminates.

In addition and for the avoidance of doubt, upon Termination of Service, the Participant’s vested Option shall be subject to the call right specified in Section 4 of the Stockholders Agreement (defined below).

3.4            Special Tax Consequences.  The Participant acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options, including the Option, are exercisable for the first time by the Participant in any calendar year exceeds $100,000, the Option and such other options shall be Non-Qualified Stock Options to the extent necessary to comply with the limitations imposed by Section 422(d) of the Code.  The Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking the Option and other “incentive stock options” into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder.

ARTICLE IV
EXERCISE OF OPTION

4.1            Person Eligible to Exercise.  Except as provided in Section 5.1, during the lifetime of the Participant, only the Participant may exercise the Option or any portion thereof, unless it has been disposed of pursuant to a DRO.  After the death of the Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

4.2            Partial Exercise.  Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

4.3            Manner of Exercise.  The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (or any third party administrator or other person or entity designated by the Company) of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

(a)            An Exercise Notice in writing signed by the Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator.  Such notice shall be substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator);

(b)            The receipt by the Company of full payment for the shares of Stock with respect to which the Option or portion thereof is exercised, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4;

(c)            Any other written representations as may be required in the Administrator’s reasonable discretion to evidence compliance with the Securities Act or any other applicable law, rule, or regulation; and

(d)            In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option.

Notwithstanding any of the foregoing, the Company shall have the right to specify all conditions of the manner of exercise, which conditions may vary by country and which may be subject to change from time to time.

4.4            Method of Payment.  Payment of the exercise price and any applicable withholding tax shall be by any of the following, or a combination thereof, at the election of the Participant, subject to Section 10.1 of the Plan:

(a)            Cash;

(b)            Check;

(c)            Delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale;

(d)            With the consent of the Administrator, by delivery of a full recourse promissory note on such terms and conditions as may be approved by the Administrator;

(e)            With the consent of the Administrator, surrender of other shares of Stock which (A) in the case of shares of Stock acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender (or such longer or shorter period as may be determined by the Administrator), and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares of Stock with respect to which the Option or portion thereof is being exercised;

(f)            With the consent of the Administrator, surrendered shares of Stock issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the shares of Stock with respect to which the Option or portion thereof is being exercised; or

(g)            With the consent of the Administrator, property of any kind which constitutes good and valuable consideration.

(h)            Notwithstanding any other provision of the Plan or this Agreement, if Participant is a Director or “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act, he or she shall not be permitted to make payment pursuant to this Section 4.4, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company, in violation of Section 13(k) of the Exchange Act.

4.5            Conditions to Issuance of Stock Certificates.  The shares of Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares of Stock or issued shares of Stock which have then been reacquired by the Company.  Such shares of Stock shall be fully paid and nonassessable.  The Company shall not be required to issue or deliver any shares of Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions which, with the exception of Section 4.5(d), the Company agrees to use to best efforts to promptly complete:

(a)            The admission of such shares of Stock to listing on all stock exchanges on which such Stock is then listed;

(b)            The completion of any registration or other qualification of such shares of Stock under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its reasonable discretion, deem necessary or advisable;

(c)            The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its reasonable discretion, determine to be necessary or advisable; and

(d)            The receipt by the Company of full payment for such shares of Stock, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4, subject to Section 10.1 of the Plan.

4.6            Rights as Stockholder.  The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares of Stock purchasable upon the exercise of any part of the Option unless and until such shares of Stock shall have been issued by the Company to such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and, once issued, such shares of Stock shall be freely tradeable and non-forfeitable, except to the extent set forth in the Stockholders Agreement, dated as of April 12, 2010, of the Company (the “Stockholders Agreement”).   No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares of Stock are issued, except as provided in Article 11 of the Plan.

ARTICLE V
OTHER PROVISIONS

5.1            Option Generally Not Transferable.

(a)            Subject to Section 5.1(c), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until the shares of Stock underlying the Option have been issued, and all restrictions applicable to such shares of Stock have lapsed.  Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

(b)            Unless transferred to a Permitted Transferee in accordance with Section 5.1(c), during the lifetime of Participant, only Participant may exercise the Option or any portion thereof, unless it has been disposed of pursuant to a DRO.  After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(c)            Notwithstanding any other provision in this Agreement, with the consent of the Administrator and to the extent the Option is designated as a Non-Qualified Stock Option, the Option may be transferred to, exercised by and paid to one or more Permitted Transferees, subject to the terms and conditions set forth in Section 10.3 of the Plan.  Subject to such conditions and procedures as the Administrator may require, a Permitted Transferee may exercise the Option or any portion thereof during the Participant’s lifetime.

5.2            Adjustments.  The Participant acknowledges that the Option is subject to modification and termination in certain events as provided in this Agreement and Article 11 of the Plan.

5.3            Notices.  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company’s authorized officer on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the Grant Notice.  By a notice given pursuant to this Section 5.3, either party may hereafter designate a different address for notices to be given to that party.  Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.3.  Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.4            Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.5            Governing Law; Severability.  The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

5.6            Conformity to Securities Laws.  The Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan, the Grant Notice and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

5.7            Entire Agreement; Amendments.  The Plan and this Agreement (including all Exhibits hereto) constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede in their entirety all prior discussions and agreements between them with respect to the subject matter hereof.  This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Participant or such other person as may be permitted to exercise the Option pursuant to Section 4.1 and by a duly authorized representative of the Company.

5.8            Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth in Section 5.1, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

5.9            Notification of Disposition.  If this Option is designated as an Incentive Stock Option, Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock acquired under this Agreement if such disposition or transfer is made (a) within two years from the Grant Date with respect to such shares of Stock or (b) within one year after the transfer of such shares of Stock to the Participant.  Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.

5.10          Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

5.11          Not a Contract of Employment.  Nothing in this Agreement, the Grant Notice, or the Plan shall confer upon the Participant any right to continue to serve as an employee or other service provider of the Company or any Parent or Subsidiary.

5.12          Stockholder Approval.  The Plan will be submitted for approval by the Company’s stockholders within twelve months before or after the date the Plan was initially adopted by the Board.  The Option may not be exercised to any extent by anyone prior to the time when the Plan is approved by the stockholders, and if such approval has not been obtained within twelve months after the date the Plan was initially adopted by the Board, the Option shall thereupon be canceled and become null and void.

EXHIBIT B

TO STOCK OPTION GRANT NOTICE

FORM OF EXERCISE NOTICE

Effective as of today, _______________, __________ the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase _________________ shares of the Stock (the “Shares”) of Image Entertainment, Inc. (the “Company”) under and pursuant to the Image Entertainment, Inc. 2010 Equity Incentive Award Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated ______________, ____ (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Grant Date:	___________________________

Number of Shares of Stock as to which Option is Exercised:	_____________________________________

Exercise Price per Share of Stock:	$____________

Total Exercise Price:	$____________

Certificate to be issued in name of:	_____________________________________

Cash Payment delivered herewith:	$______________ (Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)

Type of Option:	☐ Incentive Stock Option ☐ Non-Qualified Stock Option

1.              Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement. Participant agrees to abide by and be bound by their terms and conditions

2.              Rights as Stockholder.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Article 11 of the Plan.  The Shares shall be freely tradeable and non-forfeitable, except to the extent set forth in the Stockholders Agreement.

3.              Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

4.             Successors and Assigns.  This Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

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5.             Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Participant.

6.             Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding that body of law pertaining to conflicts of law.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7.             Notices.  Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 5.3 of the Option Agreement.

8.             Further Instruments.  The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

9.             Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

ACCEPTED BY: IMAGE ENTERTAINMENT, INC.	SUBMITTED BY PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
Address:

CONSENT OF SPOUSE

I, ____________________, spouse of _________________, have read and approve the Option Agreement and this Exercise Notice between my spouse and Image Entertainment, Inc.  In consideration of granting of the right to my spouse to purchase shares of Image Entertainment, Inc. set forth in the Option Agreement and this Exercise Notice, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Option Agreement and this Exercise Notice and agree to be bound by the provisions of the Plan, the Option Agreement and this Exercise Notice insofar as I may have any rights in said agreements or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Exercise Notice.

Dated: _______________, ______
Signature of Spouse

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EXHIBIT C

TO STOCK OPTION GRANT NOTICE

VESTING PROVISIONS

Capitalized terms used in this Exhibit C and not defined below shall have the meanings given them in the Plan, the Grant Notice to which this Exhibit C is attached or the Agreement attached thereto.  In the event of any inconsistency between this Exhibit C, on the one hand, and the Plan, the Grant Notice or the Agreement, on the other hand, the provisions of this Exhibit C shall govern.

1.             Vesting.  Subject to Section 2 below, the Option shall vest as to 100% of the shares of Stock subject to the Option upon the earlier of (a) the achievement of the Company Stock Price Hurdle, or (b) January 8, 2019, subject to Participant’s continued service to the Company as an Employee through such vesting date.  For purposes of this Exhibit C, the “Company Stock Price Hurdle” shall mean (A) the Fair Market Value of the Stock (calculated pursuant to clause (i) or (ii) of Section 2.21 of the Plan only) equaling or exceeding $0.19 for any 20 out of 30 consecutive trading days beginning on or after January 8, 2013 or (B) the occurrence of a Change in Control in which the equity value per share of Stock in such Change in Control transaction equals or exceeds $0.19.

2.             Accelerated Vesting.

(a)            In the event of Participant’s Termination of Employment by the Company without Cause (as defined below) or by Participant for Good Reason (as defined below) prior to the vesting of the Option pursuant to Section 1 above, the Option shall vest and become exercisable as to 100% of the shares of Stock subject to the Option if the Company Stock Price Hurdle is achieved on or before the date that is one year following such Termination of Employment; provided that if there is not a Trading Market for the Stock at the time of such Termination of Employment and there has not been an unbroken period of six months during which there has been a Trading Market between such Termination of Employment and the end of the one-year period following such Termination of Employment, such one-year period shall be extended until the earliest of (A) the last day of any unbroken six-month period during which there has been a continuous Trading Market, (B) the occurrence of a Change of Control and (C) the date that is five years following such Termination of Employment.  In addition, the Option shall remain exercisable by Participant through the later of (i) the date that is one year following such Termination of Employment (if the Option has vested and become exercisable on or prior to such date) or (ii) the date that is 30 days following the date on which the Option vests and becomes exercisable pursuant to this clause (a); provided, however, that in no event shall the Option remain exercisable beyond the expiration date set forth in Section 3.3(a) of the Agreement.  Notwithstanding the foregoing, the accelerated vesting and extended exercisability of the Option outlined in this clause (a) shall be contingent on Participant’s execution and non-revocation of the Release (as defined below).

(b)            In the event of Participant’s Termination of Employment as a result of the Company’s election not to extend the Employment Period (as defined below) beyond the Initial Term (as defined below) prior to the vesting of the Option pursuant to Section 1 above, the Option shall vest and become exercisable as to 100% of the shares of Stock subject to the Option if the Company Stock Price Hurdle is achieved on or before the date that is one year following the expiration of the Initial Term; provided that if there is not a Trading Market for the Stock at the time of such Termination of Employment and there has not been an unbroken period of six months during which there has been a Trading Market between such Termination of Employment and the end of the one-year period following the expiration of the Initial Term, such one-year period shall be extended until the earliest of (A) the last day of any unbroken six-month period during which there has been a continuous Trading Market, (B) the occurrence of a Change of Control and (C) the date that is five years following such Termination of Employment.  In addition, the Option shall remain exercisable by Participant through the later of (i) the date that is one year following the expiration of the Initial Term (if the Option has vested and become exercisable on or prior to such date) or (ii) the date that is 30 days following the date on which the Option vests and becomes exercisable pursuant to this clause (a); provided, however, that in no event shall the Option remain exercisable beyond the expiration date set forth in Section 3.3(a) of the Agreement.  Notwithstanding the foregoing, the accelerated vesting and extended exercisability of the Option outlined in this clause (b) shall be contingent on Participant’s execution and non-revocation of the Release (as defined below).

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(c)            The Option shall vest and become exercisable as to one hundred percent (100%) of the shares of Stock subject to the Option in the event of a Change in Control prior to Participant’s Termination of Employment, provided that the price per share of Stock pursuant to the Change in Control transaction equals or exceeds $0.19.

(d)            For purposes of this Exhibit C, the terms “Cause,” “Employment Period,” “Good Reason,” “Initial Term” and “Release” shall have the meanings given to such terms in that certain Employment Agreement dated __________ [if applicable: as amended], between Participant and the Company; provided that the “Initial Term” shall mean such term without regard to any extension of the Employment Period as a result of the Company’s failure to give less than 12 months’ notice of non-extension of the Initial Term.

(e)            For purposes of this Exhibit C, the term "Trading Market" shall mean (A) the listing of the Stock on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system or (B) the regular quotation of the Stock by a recognized securities dealer.

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